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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

         The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Indenture.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 15, 1999

                                IMH ASSETS CORP.
(as depositor under a Series 1999-1 Indenture dated as of February 26, 1999, providing for, among other things, the issuance of Collateralized Asset-Backed Bonds Series 1999-1)



                                IMH ASSETS CORP.
                                ----------------
              (Exact name of Depositor as specified in its charter)

         CALIFORNIA                333-60707            33-0705301
         ----------                ---------            ----------
(State or Other Jurisdiction      (Commission        (I.R.S. Employer
of Incorporation)                 File Number)       Identification No.)


   20371 Irvine Avenue
   Santa Ana Heights, California                          92707
   -----------------------------                          -----
   (Address of Principal                                 (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code, is (714) 556-0122


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



Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

            Exhibit No.               Description
            -----------               -----------

            4.1 Indenture dated as of February 26, 1999, between Impac CMB Trust Series 1999-1, as issuer and LaSalle
                                      National Bank, as indenture trustee,
                                      Collateralized Asset-Backed Bonds,
                                      Series 1999-1.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IMH ASSETS CORP.



                                            By:  /s/ Richard J. Johnson
                                                 ---------------------------
                                            Name:    Richard J. Johnson
                                            Title:   Chief Financial Officer

Dated: April 15, 1999

                                  EXHIBIT INDEX


EXHIBIT NO.                    DESCRIPTION
-----------                    -----------

4.1 Indenture, dated as of February 26, 1999, between Impac CMB Trust Series 1999-1, as issuer and LaSalle National Bank, as indenture trustee, Collateralized Asset-Backed Bonds, Series 1999-1.



                                       -4-